Exhibit 10.28

Weil, Gotshal & Manges 110 Fetter Lane London EC4A 1AY +44 20 7903 1000 main tel +44 20 7903 0990 main fax weil.com

AMENDMENT AGREEMENT RELATING TO
THE SERVICE AGREEMENT
DATED 24 MARCH 2011

between

EDWARDS GROUP PLC

and

EDWARDS GROUP LIMITED

and

DAVID SMITH

THIS AGREEMENT (the “Amendment Agreement”) is made on 25 April 2012 between the following parties

(1)                                  EDWARDS GROUP PLC a company incorporated in England and Wales with registered number 06124472 whose registered office is at Manor Royal, Crawley, West Sussex, RH10 9LW;

(2)                                  EDWARDS GROUP LIMITED an exempted company incorporated in the Cayman Islands whose registered office is at Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KYI-1104, Cayman Islands;

(3)                                  DAVID SMITH of Linksway, Roundwood Lane, Lindfield, West Sussex, RH16 1SJ (the “Executive”),

(together, the “Parties”).

WHEREAS

(A)                                On 24 March 2011, the Executive entered into a service agreement with Edwards Group PLC (the “Service Agreement”).

(B)                                Pursuant to clause 3.3(c) of the Service Agreement, the Executive, Edwards Group PLC and Edwards Group Limited have mutually agreed that the Service Agreement and all rights, obligations and liabilities under it shall transfer to Edwards Group Limited on the terms set out below, such that Edwards Group Limited shall become the employer of the Executive.

(C)                                Pursuant to clause 23.3 of the Service Agreement, the Parties have now resolved to amend the Service Agreement in accordance with the terms of this Amendment Agreement.

THEREFORE IT IS AGREED as follows

1                                         INTERPRETATION

1.1                               Capitalised terms not otherwise defined in this Amendment Agreement shall have the meaning ascribed to them in the Service Agreement.

1.2                               The provisions of clause 1 of the Service Agreement shall be deemed to be incorporated herein, mutatis mutandis, as though set out in full.

1.3                               This Amendment Agreement shall become effective immediately upon execution by all Parties.

1.4                               The recitals above form part of this Amendment Agreement.

2                                         AMENDMENT OF THE SERVICE AGREEMENT

2.1                               In accordance with clause 23.3 of the Service Agreement, the Parties hereby agree that, on and with effect from the date of this Amendment Agreement, the Service Agreement shall be amended as follows:

(a)                                  the definition of the “Company” shall be replaced by the following:

“EDWARDS GROUP LIMITED an exempted company incorporated in the Cayman Islands whose registered office is at Maples Corporate Services Limited, PO

Box 309, Ugland House, Grand Cayman, KYI-1104, Cayman Islands (the “Company”)”,

and for the avoidance of doubt, all references to the “Company” in the Service Agreement shall be references to Edwards Group Limited and not to Edwards Group PLC;

(b)                                  the following definition shall be added in clause 1 of the Service Agreement:

““Amendment Agreement” means the amendment agreement dated 25 April 2012 between Edwards Group PLC, the Company and the Executive”;

(c)                                  the first sentence in clause 2.1 shall be replaced by the following:

“The Employment with the Company shall begin on and from the date of the Amendment Agreement.”

For the avoidance of doubt, the Executive’s date of continuous employment as set out in clause 19.1(a) of the Service Agreement will be preserved.

3                                         TRANSFER OF CONTRACT

3.1                               With effect from the date of this agreement (the “Effective Date”):

(a)                                  Edwards Group PLC transfer all their rights and obligations under the Service Agreement to Edwards Group Limited, except as provided below;

(b)                                  Edwards Group Limited will be bound by the terms of the Service Agreement (as amended hereby) as if it were the original party to it in place of Edwards Group PLC;

(c)                                  the Executive will perform his duties and obligations under the Service Agreement and be bound by its terms as if Edwards Group Limited were the original party to it in place of Edwards Group PLC.

The Service Agreement will in all other respects (other than as amended by this Amendment Agreement) continue on its existing terms.

3.2                               Edwards Group Limited and the Executive release and discharge Edwards Group PLC from all claims and demands arising under or in connection with the Service Agreement except that nothing in this agreement shall affect or prejudice any claim or demand that either of the Parties may have against the other that relates to matters arising before the Effective Date.

3.3                               Edwards Group Limited agrees to indemnify Edwards Group PLC against any losses, damages or costs suffered or incurred under or in connection with the Service Agreement as a result of its failure to perform or satisfy its assumed obligations under the Service Agreement.

3.4                               Edwards Group PLC agrees to indemnify Edwards Group Limited against any losses, damages or costs it suffers or incurs under or in connection with the Service Agreement as a result of its failure to perform or satisfy its obligations under the Service Agreement before the Effective Date.

4                                         MISCELLANEOUS PROVISIONS

4.1                               Clauses 21 and 23.12 of the Service Agreement shall be deemed to be incorporated herein, mutatis mutandis, as though set out in full.

4.2                               This Amendment Agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

4.3                               Each counterpart shall constitute an original of this Amendment Agreement but all counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF THIS AMENDMENT AGREEMENT has been executed and delivered as a deed by the parties on the date appearing at the top of page 1.

EXECUTED as a DEED	)
and DELIVERED on behalf of	)
EDWARDS GROUP PLC	)	/s/ Nicholas Rose
	)	Director
in the presence of:

Name of witness:		Michael Anscombe

Signature of witness:		/s/ Michael Anscombe

Address of witness:		Crawley Business Quarter

Manor Royal, Crawley

West Sussex RH10 9LW

Occupation of witness:		Chartered Secretary

EXECUTED as a DEED	)
and DELIVERED on behalf of	)
EDWARDS GROUP PLC	)	/s/ Matthew Taylor
	)	Director

in the presence of:

Name of witness:		Michael Anscombe

Signature of witness:		/s/ Michael Anscombe

Address of witness:		Crawley Business Quarter

Manor Royal, Crawley

West Sussex RH10 9LW

Occupation of witness:		Chartered Secretary

EXECUTED as a DEED	)
and DELIVERED on behalf of	)
EDWARDS GROUP LIMITED	)	/s/ Nicholas Rose
	)	Director
in the presence of:

Name of witness:		Michael Anscombe

Signature of witness:		/s/ Michael Anscombe

Address of witness:		Crawley Business Quarter

Manor Royal, Crawley

West Sussex RH10 9LW

Occupation of witness:		Chartered Secretary

EXECUTED as a DEED	)
and DELIVERED by	)
DAVID SMITH	)	/s/ David Smith
)

in the presence of:

Name of witness:		Michael Anscombe

Signature of witness:		/s/ Michael Anscombe

Address of witness:		Crawley Business Quarter

Manor Royal, Crawley

West Sussex RH10 9LW

Occupation of witness:		Chartered Secretary